EXHIBIT 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Roger M. Slotkin, Chief Executive Officer and Principal Financial Officer of Hydrophi Technologies Group, Inc.  (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Quarterly Report on Form 10-Q of the Company for the quarter ended December 31, 2014, which this certification accompanies (the "Periodic Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Roger M. Slotkin,
Name:	Roger M. Slotkin,
Title:	Chief Executive Officer and
Principal Financial Officer

Date:

February 9, 2015

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Hydrophi Technologies Group, Inc. and will be retained by Hydrophi Technologies Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.  This written statement accompanies the Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission, and will not be incorporated by reference into any filing of Hydrophi Technologies Group, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, irrespective of any general incorporation language contained in such filing.